SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 25, 2000
(Date of earliest event reported)

Commission File Nos.:   333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                      21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                            08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Goldman, Sachs & Co.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

      (99)                                    Computational Materials
                                              prepared by Goldman, Sachs &
                                              Co. in connection with GE Capital
                                              Mortgage Services, Inc.,
                                              REMIC Mortgage Pass-Through
                                              Certificates, Series 2000-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.

April 25, 2000

                                   By:      /s/ Al Gentile
                                          ----------------------------------
                                   Name:  Al Gentile
                                   Title: Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials                        P
                        prepared by Goldman,
                        Sachs & Co. in connection
                        with GE Capital Mortgage
                        Services, Inc., REMIC
                        Mortgage Pass-Through
                        Certificates, Series 2000-5.